Rule 497(e)
Registration Nos. 333-174332 and 811-22559

First Trust EXCHANGE-TRADED FUND IV

(the “Trust”)

First Trust SSI Strategic Convertible Securities ETF

(the “Fund”)

Supplement to THE Fund’s Prospectus

Dated June 11, 2024

Notwithstanding anything to the contrary in the Fund’s prospectus, the following is inserted after the third paragraph of the section entitled “Management of the Fund” in the Fund’s prospectus:

Manager of Managers Structure

The Fund operates under a “manager of managers” structure in reliance upon and as described in certain exemptive relief and no-action assurances (collectively, the “Exemptive Relief”) issued by the Securities and Exchange Commission. Pursuant to the Exemptive Relief, the Trust, on behalf of the Fund, in relevant part, will enter into and may amend sub-advisory agreements with affiliated and non-affiliated sub-advisors without shareholder approval.

Under the manager of managers structure, First Trust has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-advisor(s) and recommending to the Board the hiring, termination, or replacement of any such sub-advisor(s), including SSI, in its capacity as the Sub-Advisor. Accordingly, the Trust, on behalf of the Fund, may enter into and amend sub-advisory agreements with affiliated and non-affiliated sub-advisors without shareholder approval. However, the Fund will notify shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The Exemptive Relief provides the Fund with greater flexibility and efficiency by preventing the Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements. The use of the manager of managers structure with respect to the Fund is subject to certain conditions that are set forth in the Exemptive Relief. First Trust will, subject to the review and approval of the Board, set the Fund’s overall investment strategy and evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s assets. Subject to review by the Board, First Trust will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

Please Keep this Supplement with your Fund Prospectus for Future Reference